                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2000 (April 25,
2000)





                           NEXTEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                           0-19656                                36-3939651
(State or Other Jurisdiction of Incorporation)             (Commission File Numbers)        (I.R.S. Employer Identification Nos.)

2001 Edmund Halley Drive, Reston, Virginia                      20191
(Address of Principal Executive Offices)                      (Zip Code)

Registrants' Telephone Number, Including Area Code:  (703) 433 - 4000



--------------------------------------------------------------------------------



          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           OTHER EVENTS.

                                    Recent Developments

                  NEXTEL INTRODUCES NEXTEL ONLINE(SM)

                           On April 25, 2000, Nextel issued a press release
                  announcing that it will begin rolling out its Nextel Online(sm) wireless Internet services as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

                  NEXTEL REPORTS FIRST QUARTER 2000 RESULTS

                           On April 26, 2000, Nextel issued a press release
                  announcing its financial results and other data for the quarter ended March 31, 2000 as more fully described in the press release, a copy of which is filed as Exhibit 99.2 hereto and which information is incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Financial Statements of Business Acquired.
                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           Not applicable.

                  (c)      Exhibits.

                  The following exhibits are filed with this report:

                  Exhibit No.               Exhibit Description
                  -----------               -------------------
                       99.1                 Press Release dated April 25, 2000
                       99.2                 Press Release dated April 26, 2000





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         NEXTEL COMMUNICATIONS, INC.



                             /s/  THOMAS J. SIDMAN
                         ----------------------------------------------------
                         By:      Thomas J. Sidman
                                  Senior Vice President and General Counsel


Date:  April 26, 2000


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                                  EXHIBIT INDEX

Exhibit No.                Exhibit Description
-----------                -------------------
     99.1                  Press Release dated April 25, 2000
     99.2                  Press Release dated April 26, 2000